UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2011

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-160093	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Items 2.01, 2.03 and 3.02 of this Current Report is incorporated herein by reference. On April 29, 2011, Independence Realty Operating Partnership, LP (the “Operating Partnership”), a subsidiary of Independence Realty Trust, Inc. (the “Company”), adopted the Second Amended and Restated Agreement of Limited Partnership of Independence Realty Operating Partnership, LP (the “Amended and Restated Operating Partnership Agreement”). The Amended and Restated Operating Partnership Agreement was adopted to (i) reflect the issuance of limited partnership units to wholly-owned subsidiaries (the “RAIT Limited Partners”) of RAIT Financial Trust (NYSE: RAS) (the “Sponsor”) in exchange for the contribution to wholly-owned subsidiaries of the Operating Partnership of six multifamily properties and cash and (ii) reflect the redemption rights with respect to the limited partnership units. In addition to the redemption rights described in the Company’s Registration Statement on Form S-11 filed on April 8, 2011 (the “Registration Statement”) under the caption “Initial Portfolio,” which is incorporated herein by reference, the Amended and Restated Operating Partnership Agreement provides that the Company, as general partner of the Operating Partnership, shall cause the Operating Partnership to redeem the limited partnership units held by the RAIT Limited Partners within one year of the termination or nonrenewal of the Amended and Restated Advisory Agreement (the “Advisory Agreement”) by and among the Company, the Operating Partnership and Independence Realty Advisors, LLC (the “Advisor”) (i) in connection with a change in control of the Company, (ii) by the Advisor for “good reason” (as defined in the Advisory Agreement) or (iii) by the Company other than for “cause” (as defined in the Advisory Agreement).

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on April 6, 2011, the Company, through the Operating Partnership, entered into a contribution agreement (the “Contribution Agreement”) with six wholly-owned subsidiaries (the “Contributors”) of the Sponsor. Pursuant to the Contribution Agreement, the Operating Partnership agreed to acquire in the contribution transactions (the “Contribution Transactions”) six multifamily properties located in five states (the “Initial Portfolio”). A description of the Contribution Agreement was previously reported in the Registration Statement under the caption “Initial Portfolio” and is incorporated herein by reference.

On April 29, 2011, the Operating Partnership (through its wholly-owned subsidiaries) and the Contributors closed the Contribution Transactions. The total consideration for the Contribution Transactions was $103,790,000, which includes $39,215,000 in limited partner interests issued by the Operating Partnership and the wholly-owned subsidiaries of the Operating Partnership assuming or obtaining $64,575,000 of non-recourse indebtedness. In addition, the Operating Partnership issued 125,000 additional limited partner units to the Sponsor in exchange for $1,250,000 in cash. The cash was used to pay certain expenses and escrows required at closing. In contemplation of the potential refinancing or reconstituting of the debt encumbering the Initial Portfolio (described above and in more detail below), the final purchase price is subject to a post-closing adjustment whereby, within 120 days of April 29, 2011, the Sponsor may cause the Operating Partnership (through its wholly-owned subsidiaries) to reduce the amount of debt assumed or obtained by the Operating Partnership (through its wholly-owned subsidiaries) with a corresponding dollar-for-dollar increase in the amount of limited partner interests issued by the Operating Partnership to the RAIT Limited Partners. However, any such post-closing adjustment would not increase or decrease the total purchase price.

The summary of the Contribution Agreement set forth above and in the Registration Statement under the caption “Initial Portfolio” does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which was filed as Exhibit 10.7 to the Registration Statement. The Contribution Agreement was filed as an exhibit to the Registration Statement solely to provide information regarding its terms. The Contribution Agreement contains representations and warranties that the parties thereto made as of specific dates and to and solely for the benefit of the other parties. In addition, such representations and warranties (1) may have been qualified by confidential disclosures made to the other party in connection with such document, (2) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (3) were made only as of the date of such documents or such other date as is specified therein and (4) may have been included in such documents for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts. Accordingly, the Contribution Agreement should not be relied upon as characterizations of the actual state of facts or circumstances.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this Current Report is incorporated herein by reference. As a result of the closing of the Contribution Transactions, newly formed, wholly-owned subsidiaries of the Operating Partnership (the “Borrowers”) became obligated for the principal balance of the non-recourse mortgage loans encumbering the Initial Portfolio. The mortgage loans encumbering the properties were provided by or held by subsidiaries of the Sponsor, the names of which are set forth below. The mortgage loans are non-recourse to the Borrowers and the Operating Partnership, but the Borrowers and the Operating Partnership are liable for customary non-recourse carveouts. Brief descriptions of the nature and amount of the indebtedness associated with each property comprising the Initial Portfolio and the other material terms and conditions of the Contribution Transactions were previously reported in the Registration Statement under the caption “Initial Portfolio” and are incorporated herein by reference. A list of the loans entered into at the closing of the Contribution Transactions, all of which are dated April 29, 2011, are set forth below.

•

Fifth Amendment to Loan and Security Agreement and Promissory Notes by and among IRT Belle Creek Apartments Colorado, LLC, RAIT Partnership, L.P., Independence Realty Operating Partnership, LP and RAIT CRE CDO I, LTD., relating to the property referred to as Belle Creek

•	Loan Agreement by and between IRT Copper Mill Apartments Texas, LLC and RAIT Partnership, L.P., relating to the property referred to as Copper Mill

•	Loan Agreement by and between IRT Crestmont Apartments Georgia, LLC and RAIT Partnership, L.P., relating to the property referred to as Crestmont

•	Loan Agreement by and between IRT Cumberland Glen Apartments Georgia, LLC and RAIT Partnership, L.P., relating to the property referred to as Cumberland Glen

•	Loan Agreement by and between IRT Heritage Trace Apartments Virginia, LLC and RAIT Partnership, L.P., relating to the property referred to as Heritage Trace

•

Third Amendment to Loan and Security Agreement and Promissory Note by and among IRT Tresa at Arrowhead Arizona, LLC, RAIT Partnership, L.P., Independence Realty Operating Partnership, LP and RAIT CRE CDO I, Ltd., relating to the property referred to as Tresa at Arrowhead

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Items 1.01 and 2.01 of this Current Report is incorporated herein by reference. Pursuant to the terms of the Contribution Agreement, the Operating Partnership issued 3,921,500 limited partnership units to the Contributors for $10.00 per unit on April 29, 2011. On the same day, the Contributors distributed the limited partnership units to their sole members. In addition, the Operating Partnership issued 125,000 limited partnership units for $10.00 per unit on April 29, 2011 to wholly owned subsidiaries of the Sponsor in exchange for $1,250,000 in cash. The issuance of these units was not registered under the Securities Act of 1933, in reliance upon the exemption from registration provided by Section 4(2) thereof for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company previously reported the Combined Statements of Revenue and Certain Expenses of the Initial Portfolio for the years ended December 31, 2010 and 2009 and for the period from October 8, 2008 through December 31, 2008 in the Registration Statement.

(b)	Pro Forma Financial Information.

The Company previously reported the following pro forma financial information related to the Initial Portfolio in the Registration Statement:

•	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2010; and

•	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010.

(d)	Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

	By:	/S/ JACK E. SALMON
May 5, 2011		Jack E. Salmon
President and Chief Financial Officer